Back to Form 8-K
Exhibit 10.3

NOTICE OF AWARD

State of Missouri
Office of Administration
Division Of Purchasing and Materials Management
PO Box 809
Jefferson City, MO 65102
http://www.oa.mo.gov/purch

CONTRACT NUMBER C306118005	CONTRACT TITLE Medicaid Managed Care-Eastern Region
AMENDMENT NUMBER Amendment #007 Revised	CONTRACT PERIOD July 1, 2007 through June 30, 2008
REQUISITION NUMBER NR 886 25758008554	VENDOR NUMBER 3640504950 1
CONTRACTOR NAME AND ADDRESS Harmony Health Plan Inc 23 Public Square Ste 400 Belleville IL 62220	STATE AGENCY’S NAME AND ADDRESS Dept of Social Services MO HealthNet Division PO Box 6500 Jefferson City, MO 65102-6500
ACCEPTED BY THE STATE OF MISSOURI AS FOLLOWS: Contract C306118005 is hereby amended pursuant to the attached Amendment #007 Revised dated 03/26/08.
BUYER Laura Ortmeyer	BUYER CONTACT INFORMATION Email: laura.ortmeyer@oa.mo.gov Phone: (573) 751-4579 Fax (573) 526-9817
SIGNATURE OF BUYER /s/ Laura Ortmeyer	DATE 3/25/08
DIRECTOR OF PURCHASING AND MATERIALS MANAGEMENT /s/ James Miluski James Miluski

STATE OF MISSOURI
OFFICE OF ADMINISTRATION
DIVISION OF PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT AMENDMENT

AMENDMENT NO.: 007 (Revised)	REQ NO.: NR 886 25758008554
CONTRACT NO.: C306118005	BUYER: Laura Ortmeyer
TITLE: Medicaid Managed Care -Eastern Region	PHONE NO.: (573) 751-4579
ISSUE DATE: 3/21/08	E-MAIL: laura.ortmeyer@oa.mo.gov

TO:	HARMONY HEALTH PLAN INC 23 PUBLIC SQUARE STE 400 BELLEVILLE, IL 62220

RETURN AMENDMENT NO LATER THAN: MARCH 26, 2008 AT 12:00 PM CENTRAL TIME

RETURN AMENDMENT TO:

(U.S. Mail)		(Courier Service)
Div of Purchasing & Matls Mgt (DPMM)		Div of Purchasing & Matls Mgt (DPMM)
PO BOX 809	OR	301 WEST HIGH STREET, ROOM 630
JEFFERSON CITY MO 65102-0809		JEFFERSON CITY MO 65101-1517

OR FAX TO: (573) 526-9817 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION TO THE FOLLOWING ADDRESS:

Department of Social Services, MO HealthNet Division
Post Office Box 6500
Jefferson City MO 65102-6500
SIGNATURE REQUIRED

DOING BUSINESS AS (DBA) NAME: Harmony Health Plan of Illinois, Inc. d/b/a Harmony Health Plan of Missouri	LEGAL NAME OF ENTITY/INDIVIDUAL FILED WITH IRS FOR THIS TAX ID NO.: Harmony Health Plan of Illinois, Inc.
MAILING ADDRESS: 23 Public Square, Suite 400	IRS FORM 1099 MAILING ADDRESS 200 West Adams Street, Suite 800
CITY, STATE, ZIP CODE Belleville, IL 62220	CITY, STATE, ZIP CODE Chicago, IL 60606
CONTACT PERSON Ms. Tina Gallagher	EMAIL ADDRESS Tina.Gallagher@wellcare.com
PHONE NUMBER (800) 608-8158 Ext. 2405	FAX NUMBER (800) 608-8157
TAXPAYER ID NUMBER (TIN) 36-4050495	TAXPAYER ID (TIN) TYPE (CHECK ONE) FEIN SSN	VENDOR NUMBER (IF KNOWN) 3640504950 1
VENDOR TAX FILING TYPE WITH IRS (CHECK ONE) (NOTE: LLC IS NOT A VALID TAX FILING TYPE.) X Corporation Individual State/Local Government Partnership Sole Proprietor Other
AUTHORIZED SIGNATURE /s/ Heath Schiesser	DATE March 26, 2008
PRINTED NAME Heath Schiesser	TITLE President and CEO

AMENDMENT #007 (Revised) TO CONTRACT C306118005

CONTRACT TITLE:  MO HealthNet Managed Care – Eastern Region

CONTRACT PERIOD:   July 1, 2007 through June 30, 2008

The State of Missouri hereby amends the above-referenced contract in accordance with the following:

1.	Subparagraphs a. through c. of paragraph 1.1.1 of the RFP portion of the contract is hereby amended effective January 1, 2008 as follows:

1.1.1
This document constitutes a request for competitive, sealed proposals from the health plan provider community for becoming providers in the Missouri managed care program, hereinafter referred to as "MC+ managed care" in the following regions of the State of Missouri:

a.
Central Region:  Audrain, Benton, Boone, Callaway, Camden, Charition, Cole, Cooper, Gasconade, Howard, Laclede, Linn, Macon, Maries, Marion, Miller, Moniteau, Monroe, Montgomery, Morgan, Osage, Pettis, Phelps, Pulaski, Ralls, Randolph, Saline, and Shelby counties.

b.	Eastern Region: Franklin, Jefferson, Lincoln, Madison, Perry , Pike, St. Charles, St. Francois, Ste. Genevieve, St. Louis, Warren and Washington counties and St. Louis, City.

2.	Paragraph 1.5.1 of the RFP portion of the contract is hereby amended effective January 1, 2008 as follows:

1.5.1
Effective July 1, 2006, the State of Missouri will continue a health care delivery program in Audrain, Boone, Callaway, Camden, Cass, Chariton, Clay, Cole, Cooper, Franklin, Gasconade, Henry, Howard, Jackson, Jefferson, Johnson, Lafayette, Lincoln, Miller, Moniteau, Monroe, Montgomery, Morgan, Osage, Pettis, Platte, Randolph, Ray, Saline, St. Charles, St. Clair, St. Francois, Ste, Genevieve, St. Louis, Warren and Washington counties and St. Louis City to serve MO HealthNet Managed Care eligibles meeting specified eligibility criteria.  Effective January 1, 2008, the State of Missouri will introduce the MO HealthNet Managed Care Program in seventeen (17) counties contiguous to the existing MO HealthNet Managed Care regions.  The new counties are:  Bates, Benton, Cedar, Laclede, Linn, Macon, Madison, Maries, Marion, Perry, Phelps, Pike, Polk, Pulaski, Ralls, Shelby, and Vernon.  The goal is to improve the accessibility and quality of health care services for MO HealthNet Managed Care and State aid eligible populations, while controlling the program's rate of cost increase.

3.	Paragraph 2.1.3 and subitems a. through m. of the RFP portion of the contract are hereby amended and subitems n. and o. are hereby deleted effective January 1, 2008 as follows:

2.1.3
The health plan awarded a contract for the Eastern region shall provide services to individuals determined eligible by the state agency for the Missouri MC+ Managed Care Program in all of the following thirteen areas in the State of Missouri:

a.	Franklin County
b.	Jefferson County
c.	Lincoln County
d.	Madison County
e.	Perry County
f.	Pike County
g.	St. Charles County
h.	St. Francois County
i.	Ste. Genevieve County
j.	St. Louis County
k.	Warren County
l.	Washington County
m.	St. Louis City

4.	Paragraph 2.1.4 and subitems a. through bb. of the RFP portion of the contract are hereby amended and subitems cc. and dd. are hereby deleted effective January 1, 2008 as follows:

2.1.4
The health plan awarded a contract for the Central region shall provide services to individuals determined eligible by the state agency for the MO HealthNet Managed Care Program in all of the following twenty-eight areas in the State of Missouri:

a.	Audrain County
b.	Benton County
c.	Boone County
d.	Callaway County
e.	Camden County
f.	Chariton County
g.	Cole County
h.	Cooper County
i.	Gasconade County
j.	Howard County
k.	Laclede County
l.	Linn County
m.	Macon County
n.	Maries County
o.	Marion County
p.	Miller County
q.	Moniteau County
r.	Monroe County
s.	Montgomery County
t.	Morgan County
u.	Osage County
v.	Pettis County
w.	Phelps County
x.	Pulaski County
y.	Ralls County
z.	Randolph County
aa.	Saline County
bb.	Shelby County

5.	Attachment 1 is hereby revised effective January 1, 2008.

6.	Attachment 6, Exhibit 1 is hereby revised effective January 1, 2008.

7.	Attachment 9 is hereby revised effective January 1, 2008.

8.	Attachment 10 is hereby revised effective January 1, 2008.

The contractor shall indicate in Column 2 on the attached Pricing page, any changes to the firm, fixed prices of the contract for performing the required services in accordance with the terms, conditions, and provisions of the contract, including the above stated changes.  The contractor's firm, fixed PMPM Net Capitation Rate for Each Category of Aid (COA) Rate subgroup must not exceed the State's Maximum Net Capitation Rate listed in Column 1.

All other terms, conditions and provisions of the contract shall remain the same and apply hereto.

The contractor shall sign and return this document, on or before the date indicated, signifying acceptance of the amendment.

January 1, 2008
Category of Aid	Age	Sex	Column 1	Column 2
			State's Maximum Net Capitation Rate (Per Member, Per Month)	Firm Fixed Net Capitation Rate (Per Member, Per Month)
1	Newborn < 01	Male and Female	$$902.13	$902.13
1	01 - 06	Male and Female	$$131.02	$131.02
1	07 - 13	Male and Female	$$102.52	$102.52
1	14 - 20	Female	$$320.94	$320.94
1	14 - 20	Male	$$131.64	$131.64
1	21 - 44	Female	$$437.92	$437.92
1	21 - 44	Male	$$199.77	$199.77
1	45 - 99	Male and Female	$$459.29	$459.29
4	00 - 20	Male and Female	$$244.16	$244.16

5	00 - 06	Male and Female	$$161.15	$161.15
5	07 - 13	Male and Female	$$124.74	$124.74
5	14 - 18	Male and Female	$$183.18	$183.18